SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) November 22, 2000

                       DIASENSOR.COM, INC.
     (Exact name of registrant as specified in its charter)


   Pennsylvania                  0-26504                   25-1605848
(State of other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation                            Identification No.)


    2275 Swallow Hill Road, Bldg. 2500; Pittsburgh, PA 15220
    (Address of principal executive offices)       (Zip Code)



                         (412) 279-9740
       Registrant's telephone number, including area code

_________________________________________________________________
                 (Former name or former address,
                 if changes since last report.)




Item 1.   Change in Control of Registrant
          Not applicable.

Item 2.   Acquisition or Disposition f Assets
          Not applicable.

Item 3.   Bankruptcy or Receivership
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On November 22, 2000, the Company received notice from
          David L. Purdy that his resignation from Diasensor.com would be effective immediately, rather than in February 2001.

Item 6.   Resignation of Registrant's Directors
          Not applicable.

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements and Businesses Acquired - Not Applicable.

          (b) Pro Forma Financial Information - Not Applicable.

          (c) Exhibits - Not Applicable.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIASENSOR.COM, INC.


                                             By:  /s/ Fred E. Cooper
                                                      Fred E. Cooper, President

DATED:  November 27, 2000